UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

              ___________________________________


                           FORM 8-K

         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):

                        January 30, 2007

                    NORTIA CAPITAL PARTNERS, INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


         Nevada                      0-26843                 90-025041
----------------------------  ------------------------  -------------------
(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
       of incorporation)                                Identification No.)


                       400 Hampton View Court
                      Alpharetta, Georgia 30004
       -----------------------------------------------------
       (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (770) 777-6795
                                                   -----------------

       Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers
           ---------------------------------------------------------

       On January 25, 2007, Robert N. Hunziker resigned his position as a director of the Company due to family reasons. There were no disagreements with the Company on any matter related to the Company's operations, policies or practices. A copy of the resignation letter from Mr. Hunziker is attached hereto as Exhibit 99.1.




                              SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   January 30, 2007             NORTIA CAPITAL PARTNERS, INC.


                                     By: /s/ William J. Bosso
                                        ------------------------------
                                        William J. Bosso
                                        Chief Executive Officer

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